EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated February 2, 1996, relating to the 1995 and 1994 consolidated financial statements of First Lehigh Corporation and subsidiaries, and to the reference to our Firm under the caption "Experts."


                       PARENTE, RANDOLPH, ORLANDO, CAREY
                                  & ASSOCIATES


Allentown, Pennsylvania
September 30, 1996